EXHIBIT 10.3

AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of December 12, 2016, between Real Goods Solar, Inc., a Colorado corporation (the “Company”), and the purchasers identified on the signature pages hereto who have executed this Amendment.

WHEREAS, the Company has entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of December 8, 2016, with the purchasers identified therein (the “Purchasers”). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

WHEREAS, Section 5.5 of the Purchase Agreement requires that an amendment to the Purchase Agreement be approved in writing by the Company and the holders of at least 50.1% in interest of the Shares based on the initial Subscription Amounts thereunder (the “Requisite Purchasers”) if the amendment does not disproportionately and adversely impacts one or more Purchasers.

WHEREAS, the Company and the Requisite Purchasers wish to amend the Purchase Agreement by deleting Exhibit B-1 thereto and replacing it in its entirety by Exhibit B-1 attached hereto.

NOW, THEREFORE, the Company and the Requisite Purchasers agree as follows:

1.	Exhibit B-1 of each Purchase Agreement is hereby deleted and replaced in its entirety by Exhibit B-1 attached hereto.

2.	Except as specifically amended hereby, the Purchase Agreements remain in full force and effect.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original agreement, and all of which together shall be deemed to be one and the same instrument. Signatures on this Amendment may be delivered by facsimile or electronic transmission and shall be binding upon the parties so transmitting their signatures.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Name: Dennis Lacey
Title: Chief Executive Officer

REQUISITE PURCHASERS

Name

By:

Name:

Title: